UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to 240.14a-12

Casey’s General Stores, Inc.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On August 12, 2010, Casey’s General Stores, Inc. created a website at www.supportcaseys.com with information regarding the proxy solicitation. The website includes the information being filed herewith.

Vote the WHITE Proxy Card Today

Welcome to our website, SupportCaseys.com. You can find here information pertaining to Casey’s General Stores, Inc. (“Casey’s”) and our annual meeting of shareholders to be held on September 23, 2010. The votes of Casey’s shareholders are very important at this pivotal time in the Company’s history. As you may know, Alimentation Couche-Tard Inc. is attempting to replace Casey’s Board with its hand-picked slate of nominees. We believe Couche-Tard’s nomination of an opposition slate is solely an attempt by Couche-Tard to advance its proposal for a business combination with Casey’s. Under the leadership of our current Board, Casey’s is already creating far greater value for shareholders than is reflected in Couche-Tard’s offer.

We urge all Casey’s shareholders to vote for Casey’s Board nominees using the WHITE proxy card that they have received from Casey’s. You can find voting instructions, biographies of our directors, relevant letters to shareholders, and other useful information on this website. We encourage you to read all the materials carefully and sign-up below to receive updates.

Thank you for your support.

About Casey’s

Casey’s General Stores, Inc. and our wholly owned subsidiaries operate convenience stores under the name “Casey’s General Store”, “HandiMart” and “Just Diesel” in nine Midwestern states, primarily Iowa, Missouri, and Illinois. Our stores carry a broad selection of food (including freshly prepared foods such as pizza, donuts, and sandwiches), beverages, tobacco products, health and beauty aids, automotive products, and other nonfood items. In addition, all of our stores offer gasoline for sale on a self-service basis.

Casey’s has 1,531 stores, as of June 30, 2010. Approximately 61% of all our stores are located in areas with populations of fewer than 5,000 persons, while approximately 14% of our stores are located in communities with populations exceeding 20,000 persons. We seek to meet the needs of residents of smaller towns by combining features of both general store and convenience store operations. Smaller communities often are not served by national-chain convenience stores. We have succeeded at operating Casey’s General Stores in smaller towns by offering, at competitive prices, a broader selection of products than does a typical convenience store. We have also succeeded in meeting the needs of residents in larger communities with these offerings. We currently own most of our real estate, including the Casey’s Distribution Center and Corporate Headquarters facility.

You can find more information about Casey’s at www.caseys.com.

Our Board

Casey’s Board of Directors consists of seven independent members out of eight total directors. The Board has an exceptional track record of creating value for Casey’s shareholders. Under our Board’s leadership, Casey’s has:

Consistently outperformed its peer group’s stock performance and the broader market. In the three year period prior to the public announcement of the Couche-Tard offer, Casey’s stock increased 24% while the convenience store peer group experienced an average decrease of 46% and the S&P 500 decreased 18%;

Continued to have the highest inside-same stores sales margins in the industry, which have enabled us to achieve double-digit annual earnings per share (EPS) growth over the five fiscal years ended April 30, 2010;

Increased our dividend at a compounded annual growth rate of approximately 17.3% over the past five years, and we increased our dividend again at the start of fiscal 2011. The Company’s dividend payout ratio for the fiscal year ended April 30, 2010 was 15%, the highest ratio among industry peers; and,

Achieved positive inside same-store sales growth for 26 consecutive quarters, averaging 5.9% for the five fiscal years ended April 30, 2010, versus the convenience store peer average of 3.5% for the comparable fiscal period.

We urge shareholders to vote the WHITE card “FOR” the Casey’s Board of Directors.

Robert J. Myers, 63, President and Chief Executive Officer of the Company. Mr. Myers has been associated with the Company since 1989. He served as Senior Vice President from December 1998 until May 2002, when he assumed the position of Chief Operating Officer. He was elected to his current position as President and Chief Executive Officer in June 2006, and has been a director of the Company since 2006. Mr. Myers brings to the Board extensive experience and knowledge regarding the convenience store industry, and a complete understanding of the Company’s business, its vision and strategy.

Kenneth H. Haynie, 77, “of counsel” to the Des Moines, Iowa law firm of Ahlers & Cooney, P.C. since his retirement from that firm on December 31, 2002. He has served as a director of the Company since 1987. Through his legal and transactional experience as an attorney, Mr. Haynie brings a critical risk management perspective to the Board, along with a broad understanding of the Company’s business strategies and operational challenges.

Johnny Danos, 70, Director of Strategic Development for LWBJ, LLC, a public accounting and consulting firm located in West Des Moines, Iowa. From 1995 until 2008, Mr. Danos served as President of the Greater Des Moines Community Foundation, a charitable public foundation dedicated to improving the quality of life in Greater Des Moines. Mr. Danos was employed by KPMG LLP (and its predecessor firms) for over 30 years, and retired as the managing partner of its Des Moines office in 1995. Mr. Danos also is a member of the Board of Directors of the Federal Home Loan Bank of Des Moines. He has been a director of the Company since 2004. Mr. Danos brings extensive financial and accounting experience to the Board, as well as broad community perspective and executive leadership skills from his experience with the Greater Des Moines Community Foundation.

William C. Kimball, 62, retired Chairman and Chief Executive Officer of Medicap Pharmacy, Inc., a national franchisor of community retail pharmacies, and currently a partner in Kimball-Porter Investments, LLC, an Iowa-based investment company. Mr. Kimball also serves as a member of the Board of Directors of Principal Mutual Funds. Mr. Kimball has been a director of the Company since 2004. Mr. Kimball’s qualifications include his demonstrated leadership and knowledge of operational and financial issues facing a large retail corporation gained from his experience as founder and CEO of Medicap Pharmacy, and his understanding of retail markets and growth companies.

Diane C. Bridgewater, 47, Vice-President, Chief Financial Officer and Treasurer of Life Care Services, LLC, a Des Moines-based manager and developer of continuing care retirement communities throughout the United States. Prior to her employment with Life Care Services, LLC, Ms. Bridgewater was employed by Pioneer Hi-Bred International, Inc., a subsidiary of E.I. du Pont de Nemours & Company, for 18 years, in roles including Vice President and Chief Financial Officer and Vice President and Business Director, North America Operations. Ms. Bridgewater has been a director of the Company since 2007. Ms. Bridgewater brings a thorough knowledge and understanding of generally accepted accounting principles and auditing standards to the Board, and as an active chief financial officer, important insights as to corporate “best practices” and policies.

Jeffrey M. Lamberti, 47, President and Managing Shareholder with the Ankeny, Iowa law firm of Block, Lamberti & Gocke, P.C. Mr. Lamberti served as an Iowa State Senator from 1999 to 2006 and as President of the Iowa Senate from 2004 to 2006. He is the son of Donald F. Lamberti, a founder of the Company. Mr. Lamberti has been a director of the Company since 2008. With his legal background and his experience in the Iowa General Assembly, Mr. Lamberti is able to provide important public policy, governance and legal perspective to the Board, as well as valuable operational and strategic expertise.

Richard A. Wilkey, 70, management and development consultant since 1990 to various companies in the Midwest. Mr. Wilkey is a former City Manager of the City of Des Moines (1974-85) and former President of the Racing Association of Central Iowa (1986-89). He was employed by the Weitz Corporation (1985-90) as Executive Vice President of Administration and Finance and as President of Life Care Services Corporation, a major subsidiary of the Weitz Corporation. He has been a director of the Company since 2008. In addition to his experience providing strategic consulting services, Mr. Wilkey brings a broad public policy and local community perspective to the Board, along with extensive executive and management experience.

H. Lynn Horak, 64, past Regional Chairman with Wells Fargo Regional Banking. Mr. Horak held many positions with Wells Fargo Bank beginning in 1972, including Executive Vice President and Chief Financial Officer from 1981 to 1986, President and Chief Operating Officer from 1986 to 1991, and Chief Executive Officer and Chairman of the Board of Regional Banking for Iowa, Nebraska and Illinois from 1991 until November 2007. Mr. Horak served as a member of the Board of Directors of Iowa Telecommunications Services, Inc. until June 2010 and also serves on the board of directors of four other privately held businesses. He has been a director of the Company since 2009. Mr. Horak brings a wealth of knowledge and experience from his career with Wells Fargo, including significant executive leadership experience and a critical understanding of consumer behavior and retail markets.

How to Vote

Casey’s shareholders are invited to attend the annual meeting of shareholders to be held at:

9:00 a.m. Central Time

September 23, 2010

Casey’s Corporate Headquarters

One Convenience Boulevard

Ankeny, Iowa

If any Casey’s shareholders cannot attend the annual meeting, they can vote the following three ways:

Vote By Mail

Vote By Phone

Vote By Internet

Click here to see how to complete the proxy card in support of Casey’s and the Casey’s Board of Directors.

105 Madison Avenue New York, NY 10016 proxy@mackenziepartners.com Call Collect: (212) 929-5500 or Toll Free: (800) 322-2885

How to Vote

Vote By Mail

Please mark, sign, date and promptly mail your proxy card using the postage-paid envelope provided or return your proxy card to:

Corporate Election Services

PO Box 3230

Pittsburgh PA, 15230

How to Vote

Vote By Phone

1-888-693-8683

Use any touch-tone telephone to submit your proxy until 11:59 p.m., Eastern Time, on September 22, 2010. Have your proxy card in hand when you call and follow the instructions provided.

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How to Vote

Vote By Internet

Website address: www.cesvote.com

Use the Internet to submit your proxy until 11:59 p.m., Eastern Time, on September 22, 2010.

Have your proxy card in hand when you access the website address listed above and follow the instructions provided.

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Casey’s General Store

Support Casey’s

Press Releases

Date Title PDF

08.12.10 Casey’s Files Definitive Proxy Statement And Sends Letter To Shareholders

08.10.10 Casey’s Completes Financing For Recapitalization Plan

08.02.10 Casey’s General Stores Commments On Couche-Tard’s Tender Offer Extension

07.28.10 Casey’s Announces $500 Million Recapitalization Plan

07.22.10 Casey’s General Stores Advises Shareholders Not To Take Any Action Regarding Revised Couche-Tard Tender Offer

07.12.10 Casey’s General Stores Commments On Couche-Tard’s Tender Offer Extension

06.15.10 Casey’s Reports Record FY2010 Performance and Strong Growth Outlook for FY2011

06.11.10 Casey’s Files Complaint Against Couche-Tard For Violating Federal Securities Laws In Market Manipulation Scheme

06.08.10 Casey’s Board Of Directors Recommends Rejection Of Couche-Tard’s Tender Offer

06.07.10 Casey’s General Stores Commments On Couche-Tard’s Intention To Nominate Directors To The Company’s Board At 2010 Annual Meeting

06.02.10 Casey’s General Stores Advises Shareholders Not To Take Any Action Regarding Revised Couche-Tard Tender Offer

04.09.10 Casey’s General Stores Board Unanimously Rejects Unsolicited Proposal From Alimentation Couche-Tard

Casey’s General Store

Support Casey’s

Letters to Shareholders

Date Title PDF

08.12.10 Casey’s Shareholder Letter - Casey’s Files Definitive Proxy Statement

06.18.10 Casey’s Shareholder Letter - Full Year 2009 Earnings

Casey’s General Store

Support Casey’s

SEC Filings

Date Title Form Type

08/12/10 Casey’s Launches Website www.supportcaseys.com DEFA14A

08/12/10 Casey’s Files Definitive Proxy Statement and Sends Letter to Shareholders - Letter to Shareholders DEFA14A

08/12/10 Casey’s Files Definitive Proxy Statement and Sends Letter to Shareholders - Press

Release DEFA14A

08/12/10 Definitive Proxy Statement DEFC14A

08/10/10 Schedule 14D-9 Amendment No. 13 SC 14D-9/A

08/10/10 Issuer Tender Offer Statement Amendment No. 2 SC TO-I/A

08/10/10 Casey’s Completes Financing for Recapitalization Plan - Press Release, Employee Letter and Note Purchase Agreement 8-K DEFA14A

08/03/10 Issuer Tender Offer Statement Amendment No. 1 SC TO-I/A

08/02/10 Casey’s General Stores Comments on Couche-Tard’s Tender Offer Extension - Press

Release 8-K DEFA 14A

08/02/10 Schedule 14D-9 Amendment No. 12 SC 14D9/A

07/29/10 Issuer Tender Offer Statement SC TO-I

07/29/10 Preliminary Proxy Statement PRE 14A

07/28/10 Schedule 14D-9 Amendment No. 11 SC 14D9/A

07/28/10 Casey’s Announces $500 Million Recapitalization Plan - Press Release and Employee Letter 8-K DEFA 14A SC TO-C

07/22/10 Schedule 14D-9 Amendment No.10 SC 14D9/A

07/22/10 Casey’s General Stores Advises Shareholders Not To Take Any Action Regarding Revised Couche-Tard Tender Offer - Press Release and Employee Letter

07/15/10 Schedule 14D-9 Amendment No. 9 SC 14D9/A

07/15/10 June Same-Store Sales Results DEFA14A

07/15/10 June Same-Store Sales Results 8-K

07/12/10 Schedule 14D-9 Amendment No. 8 SC 14D9/A

07/12/10 Casey’s General Stores Comments On Couche-Tard’s Tender Offer Extension - Press Release and Employee Letter 8-K DEFA 14A

06/30/10 Schedule 14D-9 Amendment No. 7 SC 14D9/A

06/29/10 Annual Report 10-K

06/24/10 Schedule 14D-9 Amendment No. 6 SC 14D9/A

06/21/10 Schedule 14D-9 Amendment No. 5 SC 14D9/A

06/21/10 Written Communication To Participants In 401(K) Plan 8-K DEFA 14A

06/18/10 Schedule 14D-9 Amendment No. 4 SC 14D9/A

06/18/10 Letter To Shareholders 8-K DEFA 14A

06/17/10 Transcript Of Conference Call Conducted By Casey’s General Stores, Inc. (Amended) 8-K/A

06/16/10 Schedule 14D-9 Amendment No. 3 SC 14D9/A

06/16/10 Transcript of Conference Call Conducted By Casey’s General Stores, Inc. DEFA14A

06/16/10 Transcript Of Conference Call Conducted By Casey’s General Stores, Inc. 8-K

06/15/10 Casey’s Reports Record FY2010 Performance and Strong Growth Outlook for Full Year 2011 - Press Release DEFA14A

06/15/10 Schedule 14D-9 Amendment No. 2 SC 14D9/A

06/15/10 Casey’s Reports Record FY2010 Performance and Strong Growth Outlook for Full Year 2011 - Press Release, and Description Of Full Year 2010 Salary And Bonus

Arrangements For Executive Officer 8-K

06/14/10 Chairman of the Board of Casey’s General Stores, Inc. Passes Away – Press Release 8-K

06/11/10 Schedule 14D-9 Amendment No. 1 SC 14D9/A

06/11/10 Casey’s Files Complaint Against Couche-Tard For Violating Federal Securities Laws In Market Manipulation Scheme – Press Release 8-K DEFA 14A

06/08/10 Schedule 14D-9 - Casey’s Board Of Directors Recommends Rejection Of Couche-Tard’s Tender Offer SC 14D9

06/08/10 Casey’s Board Of Directors Recommends Rejection Of Couche-Tard’s Tender Offer – Press Release and Employee Letter 8-K DEFA 14A

06/07/10 Casey’s General Stores Comments On Couche-Tard’s Intention To Nominate Directors To The Company’s Board At 2010 Annual Meeting – Press Release 8-K DEFA 14A

06/02/10 Casey’s General Stores Advises Shareholders Not To Take Any Action Regarding Couche- Tard Tender Offer – Press Release and Employee Letter 8-K DEFA 14A

06/02/10 Form Of Amended And Restated Employment Agreement 8-K

05/14/10 April Same-Store Sales Results 8-K

04/21/10 Employment Agreement 8-K

04/19/10 Amendment to Articles of Incorporation or Bylaws 8-K/A

04/16/10 Form 8-A 8-A12B

04/16/10 Articles of Amendment and Rights Agreement 8-K

04/15/10 March Same-Store Sales Results 8-K

04/09/10 Casey’s General Stores Board Unanimously Rejects Unsolicited Proposal From

Alimentation Couche-Tard – Press Release 8-K

Important Information

In response to the tender offer commenced by Alimentation Couche-Tard Inc. (“Couche-Tard”) referred to in this communication, Casey’s General Stores, Inc. (“Casey’s”) has filed a solicitation/recommendation statement with the Securities and Exchange Commission (the “SEC”). Investors and security holders are urged to read the solicitation/recommendation statement with respect to the tender offer and, when they become available, any other relevant documents filed with the SEC, because they contain important information. Investors and security holders may obtain a free copy of the solicitation/recommendation statement with respect to the tender offer and other documents (when available) that Casey’s files with the SEC at the SEC’s website at www.sec.gov and Casey’s website at www.caseys.com. In addition, the solicitation/recommendation statement with respect to the tender offer and other documents (when available) filed by Casey’s with the SEC may be obtained from Casey’s free of charge by directing a request to Casey’s General Stores, Inc., Attn: Investor Relations, Casey’s General Stores, Inc., One Convenience Blvd., P.O. Box 3001, Ankeny, Iowa 50021-8045.

Casey’s has filed with the SEC a definitive proxy statement and white proxy card in connection with its 2010 Annual Meeting of Shareholders and is mailing the definitive proxy statement and white proxy card to its shareholders. Investors and security holders are urged to read the definitive proxy statement and, when they become available, any other relevant documents filed with the SEC, because they contain important information. Investors and security holders may obtain a free copy of the definitive proxy statement and, when available, other documents that Casey’s files with the SEC at the SEC’s website at www.sec.gov and Casey’s website at www.caseys.com. In addition, the definitive proxy statement and, when available, other documents filed by Casey’s with the SEC may be obtained from Casey’s free of charge by directing a request to Casey’s General Stores, Inc., Attn: Investor Relations, Casey’s General Stores, Inc., One Convenience Blvd., P.O. Box 3001, Ankeny, Iowa 50021-8045.

Additional Information

This communication is for informational purposes only and is neither an offer to purchase nor the solicitation of an offer to sell any securities. Casey’s has filed an issuer tender offer statement on Schedule TO and related exhibits regarding its self-tender offer for up to $500 million in value of shares of Casey’s common stock with the SEC. Investors and security holders are urged to read the issuer tender offer statement and related exhibits and, when they become available, any other documents filed with the SEC with respect to Casey’s self tender offer because they contain important information. Investors and security holders may obtain a free copy of the issuer tender offer statement and the related exhibits as well as any other documents (when available) that Casey’s files with the SEC at the SEC’s website at www.sec.gov and Casey’s website at www.caseys.com. In addition, the issuer tender offer statement and the related exhibits and other documents (when available) filed by Casey’s with the SEC may be obtained from Casey’s free of charge by directing a request to Casey’s General Stores, Inc., Attn: Investor Relations, Casey’s General Stores, Inc., One Convenience Blvd., P.O. Box 3001, Ankeny, Iowa 50021-8045.

Certain Information Concerning Participants

Casey’s, its directors and executive officers may be deemed to be participants in the solicitation of Casey’s security holders in connection with its 2010 Annual Meeting of Shareholders. Security holders may obtain information regarding the names, affiliations and interests of such individuals in Casey’s Annual Report on Form 10-K for the year ended April 30, 2010, which was filed with the SEC on June 29, 2010, and its definitive proxy statement for the 2010 Annual Meeting of Shareholders, which was filed with the SEC on August 12, 2010. To the extent holdings of Casey’s securities have changed since the amounts printed in the definitive proxy statement for the 2010 Annual Meeting of Shareholders, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov and Casey’s website at www.caseys.com.

Forward-Looking Statements

This communication contains various “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements represent our expectations or beliefs concerning future events that may not prove to be accurate. The words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project” and similar expressions are used to identify forward-looking statements. We caution you that these statements are further qualified by important factors that could cause actual results to differ materially from those in the forward-looking statements, including the risk that our cash balances and cash generated from operations and financing activities will not be sufficient for our future liquidity and capital resource needs, competition in the industry in which we operate, changes in the price or supply of gasoline, tax increases or other changes in the price of or demand for tobacco products, potential liabilities and expenditures related to compliance with environmental and other laws and regulations, the seasonality of demand patterns, weather conditions, future actions by Couche-Tard in connection with its unsolicited tender offer to acquire Casey’s, the risk that disruptions or uncertainty from Couche-Tard’s unsolicited tender offer will divert management’s time and harm Casey’s relationships with our customers, employees and suppliers; the increased indebtedness that we will incur to purchase shares of our common stock in our self tender offer; the price at which we ultimately determine to purchase shares of our common stock in our self tender offer and the number of shares tendered in such offer; the price and time at which we may make any additional repurchases of our common stock following completion of our self tender offer as well as the number of shares acquired in such repurchases and the terms, timing, cost and interest rate on any indebtedness incurred to fund such repurchases; and the other risks and uncertainties included from time to time in our filings with the SEC. We further caution you that other factors we have not identified may in the future prove to be important in affecting our business and results of operations. We ask you not to place undue reliance on any forward-looking statements because they speak only of our views as of the statement dates. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Contact Us

Contact Us

Media Contact Sard Verbinnen & Co Paul Caminiti/Andrew Cole/Brooke Gordon 212-687-8080

Investor Contact Bill Walljasper Casey’s General Stores, Inc Senior VP & Chief Financial Officer 515-965-6505

Mark Harnett/Charlie Koons MacKenzie Partners 212-929-5500

Important Information

In response to the tender offer commenced by Alimentation Couche-Tard, Inc. (“Couche-Tard”) referred to in this communication, Casey’s General Stores, Inc. (“Casey’s”) has filed a solicitation/recommendation statement with the Securities and Exchange Commission (the “SEC”). Investors and security holders are urged to read the solicitation/recommendation statement with respect to the tender offer and, when they become available, any other relevant documents filed with the SEC, because they contain important information. Investors and security holders may obtain a free copy of the solicitation/recommendation statement with respect to the tender offer and other documents (when available) that Casey’s files with the SEC at the SEC’s website at www.sec.gov and Casey’s website at www.caseys.com. In addition, the solicitation/recommendation statement with respect to the tender offer and other documents (when available) filed by Casey’s with the SEC may be obtained from Casey’s free of charge by directing a request to Casey’s General Stores, Inc., Attn: Investor Relations, Casey’s General Stores, Inc., One Convenience Blvd., P.O. Box 3001, Ankeny, Iowa 50021-8045.

Casey’s has filed with the SEC a definitive proxy statement and white proxy card in connection with its 2010 Annual Meeting of Shareholders and is mailing the definitive proxy statement and white proxy card to its shareholders. Investors and security holders are urged to read the definitive proxy statement and, when they become available, any other relevant documents filed with the SEC, because they contain important information. Investors and security holders may obtain a free copy of the definitive proxy statement and, when available, other documents that Casey’s files with the SEC at the SEC’s website at www.sec.gov and Casey’s website at www.caseys.com. In addition, the definitive proxy statement and, when available, other documents filed by Casey’s with the SEC may be obtained from Casey’s free of charge by directing a request to Casey’s General Stores, Inc., Attn: Investor Relations, Casey’s General Stores, Inc., One Convenience Blvd., P.O. Box 3001, Ankeny, Iowa 50021-8045.

Additional Information

This communication is for informational purposes only and is neither an offer to purchase nor the solicitation of an offer to sell any securities. Casey’s has filed an issuer tender offer statement on Schedule TO and related exhibits regarding its self-tender offer for up to $500 million in value of shares of Casey’s common stock with the SEC. Investors and security holders are urged to read the issuer tender offer statement and related exhibits and, when they become available, any other documents filed with the SEC with respect to Casey’s self tender offer because they contain important information. Investors and security holders may obtain a free copy of the issuer tender offer statement and the related exhibits as well as any other documents (when available) that Casey’s files with the SEC at the SEC’s website at www.sec.gov and Casey’s website at www.caseys.com. In addition, the issuer tender offer statement and the related exhibits and other documents (when available) filed by Casey’s with the SEC may be obtained from Casey’s free of charge by directing a request to Casey’s General Stores, Inc., Attn: Investor Relations, Casey’s General Stores, Inc., One Convenience Blvd., P.O. Box 3001, Ankeny, Iowa 50021-8045.

Certain Information Concerning Participants

Casey’s, its directors and executive officers may be deemed to be participants in the solicitation of Casey’s security holders in connection with its 2010 Annual Meeting of Shareholders. Security holders may obtain information regarding the names, affiliations and interests of such individuals in Casey’s Annual Report on Form 10-K for the year ended April 30, 2010, which was filed with the SEC on June 29, 2010, and its definitive proxy statement for the 2010 Annual Meeting of Shareholders, which was filed with the SEC on August 12, 2010. To the extent holdings of Casey’s securities have changed since the amounts printed in the definitive proxy statement for the 2010 Annual Meeting of Shareholders, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov and Casey’s website at www.caseys.com.

Forward-Looking Statements

This communication contains various “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements represent our expectations or beliefs concerning future events that may not prove to be accurate. The words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project” and similar expressions are used to identify forward-looking statements. We caution you that these statements are further qualified by important factors that could cause actual results to differ materially from those in the forward-looking statements, including the risk that our cash balances and cash generated from operations and financing activities will not be sufficient for our future liquidity and capital resource needs, competition in the industry in which we operate, changes in the price or supply of gasoline, tax increases or other changes in the price of or demand for tobacco products, potential liabilities and expenditures related to compliance with environmental and other laws and regulations, the seasonality of demand patterns, weather conditions, future actions by Couche-Tard in connection with its unsolicited tender offer to acquire Casey’s, the risk that disruptions or uncertainty from Couche-Tard’s unsolicited tender offer will divert management’s time and harm Casey’s relationships with our customers, employees and suppliers; the increased indebtedness that the Company has incurred to purchase shares of our common stock in our self tender offer; the price at which we ultimately determine to purchase shares of our common stock in our self tender offer and the number of shares tendered in such offer; the price and time at which we may make any additional repurchases of our common stock following completion of our self tender offer as well as the number of shares acquired in such repurchases and the terms, timing, cost and interest rate on any indebtedness incurred to fund such repurchases; and the other risks and uncertainties included from time to time in our filings with the SEC. We further caution you that other factors we have not identified may in the future prove to be important in affecting our business and results of operations. We ask you not to place undue reliance on any forward-looking statements because they speak only of our views as of the statement dates. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.